E*TRADE S&P 500 Index Fund
                       SUPPLEMENT DATED October 2, 2002 TO
                    THE SEMIANNUAL REPORT DATED JUNE 30, 2002

The semiannual report is hereby amended to the Management Discussion and Analysis starting on page 1 of the report by adding the following footnote at the end of the section, before the Schedule of Investments:

The S&P 500 Index is unmanaged and currently represents over 75 percent of the market capitalization of all publicly traded common stocks in the U.S. It includes 500 established companies from a broad range of industries, including industrial, utility, financial, and transportation stocks.

The Fund's ability to match its investment performance to the investment performance of the S&P 500 Index may be affected by, among other things: (i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the S&P 500 Index is calculated and (iv) the timing, frequency and size of shareholder purchases and redemptions of both the Fund and the Master Portfolio.